EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2019	2018	2017
Net income (loss)	37,189	84,535	(2,348)

(in thousands)	2019	2018	2017
Weighted average number of shares outstanding - basic	143,505	144,132	125,019
Dilutive impact of stock options	94	302	—
Weighted average number of shares outstanding - diluted	143,599	144,434	125,019

The exercise of share options using the treasury stock method was dilutive in 2019 and 2018, however they were anti-dilutive in 2017. As a result, in 2017, 324,338 shares were excluded from the denominator for calculation purposes.

Our convertible bond, which was repaid in January 2019, was anti-dilutive as of December 31, 2018 and 2017 using the if-converted method. As of December 31, 2018 and 2017, 2,345,216 and 2,264,173 shares, respectively, were convertible under the convertible bond.

In 2019 and 2018, we acquired a total of 855,000 and 445,000 own shares, respectively, which have been weighted for the portion of the period they were outstanding. As a result, the treasury shares reduced the weighted average number of shares outstanding by 767,836 shares in 2019 and by 10,466 shares in 2018.